UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2022

MARTIN CURRIE

EMERGING MARKETS FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Martin Currie Emerging Markets Fund for the twelve-month reporting period ended September 30, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective June 1, 2022, Aimee Truesdale, CFA, joined the Fund’s management team. For more information, please see the Fund’s prospectus supplement dated June 1, 2022.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2022

II	Martin Currie Emerging Markets Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. Under normal market conditions, the Fund pursues its objective by investing at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities of issuers with substantial economic ties to one or more emerging market countries and other investments with similar economic characteristics. The material factors we consider when determining whether an issuer has substantial economic ties to an emerging market country include whether the issuer is included in the MSCI Emerging Markets Index (NR)i, is organized or headquartered in an emerging market country or maintains most of its assets in one or more such countries, has a primary listing for its securities on a stock exchange of an emerging market country, or derives a majority of its exposure (e.g., percentage of sales, income or other material factors) from one or more emerging market countries. Emerging market countries are predominantly found currently in regions including Asia, the Indian subcontinent, South and Central America, the Middle and Near East, Eastern and Central Europe and Africa.

The Fund will invest primarily in equity and equity-related securities, which may include common stocks, preferred stock, convertible bonds, other securities convertible into common stock, depositary receipts, real estate investment trusts, securities of other investment companies including exchange-traded funds and synthetic foreign equity securities, including international warrants. The Fund will use synthetic foreign equity securities to obtain market exposure where direct access is not otherwise available. The Fund may also enter into index futures contracts, a form of derivative contract, as a substitute for buying or selling securities, to obtain market exposure, in an attempt to enhance returns, and to manage cash.

Our overarching investment philosophy is that building stock-focused portfolios, driven by fundamental research, can help to exploit market inefficiencies and generate consistent outperformance. Our global emerging markets team aims to build long-term, high conviction stock-focused portfolios, driven by fundamental research within its risk framework.

Within an emerging market country, we select securities that we believe have favorable investment potential. For example, the Fund may purchase stocks of companies with prices that reflect a value lower than that which we place on the company. We may also consider factors we believe will cause the stock price to rise. In general, we will consider, among other factors, an issuer’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The Fund may invest in companies of any size and market capitalization.

We assess environmental, social and governance (“ESG”) risks and opportunities that could impact the ability of an issuer to generate future sustainable returns. These may include such factors as: shareholder rights, accounting standards, remuneration, board structure, supply chain, data protection, pollution/hazardous waste policies, water usage, and climate change policies. We assess these factors both quantitatively and qualitatively, through our research and engagement process. We consider sustainability risks and opportunities tied

Martin Currie Emerging Markets Fund 2022 Annual Report	1

Fund overview (cont’d)

to ESG factors relevant to the returns of the Fund. Because investing on the basis of ESG criteria involves qualitative and subjective analysis, there can be no assurance that the methodology utilized by, or determinations made by, us will align with the beliefs or values of a particular investor, and other managers may make a different assessment of a company’s ESG criteria.

In addition, the Fund seeks to avoid investing in companies that we have determined, based on our exclusionary criteria, to be significantly involved in certain business activities or industries, including the production of tobacco, production of weapons, coal-based power generation, the mining of thermal coal, the production, sale or distribution of dedicated and key components of antipersonnel mines and cluster munitions or that we have assessed as “fail” under the principles set forth in the UN Global Compact.

The Fund may invest in companies domiciled in any country that we believe to be appropriate to the Fund’s investment objective. Subject to the Fund’s 80% investment policy, the Fund may invest a substantial amount of assets (i.e., more than 25%) in issuers located in a single country or a limited number of countries, but will always be invested in or have exposure to no less than three different emerging market countries. The Fund may invest in securities denominated in foreign currencies or in U.S. dollars.

The Fund is classified as “non-diversified”, which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Emerging markets ended the twelve-month reporting period ended September 30, 2022 down in U.S dollar terms, with the MSCI Emerging Markets Index (NR) returning -28.11%. It was an eventful year, with a number of challenging dynamics and factors that have impacted performance. There were some signs of recovery in certain markets as 2021 came to a close. Positive sentiment around the semiconductor industry boosted Korean markets, where the exposure is high, however this proved to be somewhat short lived, and the semiconductor industry would prove to be a challenging market over the reporting period. Additionally, moving into the final months of 2021, concerns in other parts of the market set up some of the key trends we would continue to see for the next twelve months.

Heightened concerns in China around upsurges in cases of COVID-19 leading to renewed lockdown measures being implemented increased uncertainty and created more volatile trading environments. Across the globe concerns around rising inflation increased in parts of South America with Brazil raising interest rates. Another critical factor for the performance over the year was Russia and the Ukraine conflict. As tensions rose, market volatility and uncertainty increased, escalating upon Russia’s invasion at the end of February. As markets came to terms with the trading suspensions and broad market volatility, further concerns arose over supply chain disruptions due to Russia being a key producer and exporter in the energy and commodities sector. During March, we considered it a high probability that Russia would be excluded from emerging market indices in the near term – a risk which has now been realized. We decided to exit Russian holdings where possible in March. Our sale of these holdings was due to this risk and the potential for the extremely high cost of equity in Russia to persist and overwhelm business fundamentals.

2	Martin Currie Emerging Markets Fund 2022 Annual Report

China continued to be a more challenging market during the reporting period. Investor concerns were heightened in the new year as the U.S. Securities and Exchange Commission placed further pressure on Chinese companies to disclose audited financial statements or risk being forced to de-list. Although investor sentiment improved after the Chinese government announced significant fiscal expansions in the early summer months and lockdown restrictions began to see some signs of easing, pressures redoubled recently after another uptick in COVID-19 cases emerged and lockdowns were reinstated. This resulted in China being one of the most difficult markets within the MSCI Emerging Market Index (NR) over the reporting period.

Another key factor impacting performance was global monetary policy, with the strong U.S. dollar acting as a headwind in a number of countries as concerns increased around slower economic growth, rising inflation and tightening monetary policy. In June, the Federal Reserve Board (the “Fed”) increased interest rates by 0.75%, the largest hike since 1994, to combat increasing inflationary pressure. Central banks in other developed markets announced similar tightening measures. The strength of the U.S. dollar was reflected in a significant sell-off in several emerging market currencies. Moving into the most recent months of the reporting period, the release of the consumer price index (CPI) data in August and the move upwards in rate expectations in the U.S. led to continued weakness in a number of emerging markets. The impact of currency translation effects led to significant weakness in markets including China and Korea. Additionally, the August release of the U.S. CHIPS Act (Creating Helpful Incentives to Produce Semiconductors Act), intended to boost U.S. investment in the semiconductor industry and incentivize foreign companies investing in domestic U.S. manufacturing, had ramifications for the entire semiconductor supply chain. Coupled with what has remained a difficult and uncertain environment, Korea continued to be a weaker market due to its high exposure to the semiconductor industry. On the more positive side, India continued to deliver solid performance. This was reflected in a positive macroeconomic backdrop, with data at the end of September suggesting a continued strength in demand for goods and services, as well as a fiscal surplus and strong capital expenditure – all supportive of India’s equity market more broadly.

Q. How did we respond to these changing market conditions?

A. As discussed above, we have observed three key drivers of overall emerging market performance over the shorter term: the impact of a strong U.S. dollar, divergent country valuations and performance, and performance being driven by macro factors and not by company fundamentals. We think these trends reflect the current fast-changing global economic environment, but we continue to believe that company fundamentals, and specifically, strong companies with a focus on quality growth, will be drivers of performance in emerging markets over the long-term.

Martin Currie Emerging Markets Fund 2022 Annual Report	3

Fund overview (cont’d)

The Fund moved away from its exposure to Russia as outlined above, exiting Sberbank, Lukoil and TCS Group. The Fund broadened its exposure to the theme of artificial intelligence (AI) and automation through the purchase of Shenzen Innovance, which is a leader in the automation space in China and has been growing its share consistently over time. The addition of WEG, a Brazilian industrial company offering solutions for electric engineering, power and automation also added to the Fund’s exposure to this theme. We also added to the electric vehicles theme through LG Energy Solutions, which provides direct access to a key player within the battery supply chain. We also added Middle Eastern retail bank Al Rajhi Bank, ENN Energy, Latin American IT services company Globant, Mexican financial group Banorte, Mexican and Central American division of Walmart, Walmex, and Chinese contract research, development and manufacturing organisation (CRDMO) Wuxi Biologics. The Fund’s holdings in camera lens manufacturer Sunny Optical, technology investment group Prosus and Delivery Hero were sold during the reporting period and replaced with higher conviction holdings.

Emerging market equities remain sensitive to COVID-19 developments especially where increased case numbers have led to renewed lockdown measures. Our engagement agenda continues to have a long-term focus and as restrictions have eased in many geographies and new variants of COVID-19 are tackled, it is critically important for the businesses in which we invest to remain resilient from an operational, financial and governance perspective. Under the Principles for Responsible Investment’s new Reporting Framework for 2021, as a firm, Martin Currie has received a 5-star rating for both Investment & Stewardship Policy and Incorporation (for Direct – Listed equity – Active fundamental), and a 4-star rating for Voting (Direct – Listed equity – Active fundamental). The focus on sustainability and stewardship extends to our company as a whole, as well as our investment activities.

Longer term (reflecting our 5+ year investment horizon), we remain excited by the powerful combination of technology adoption, urbanization and services-sector growth that is evident in emerging markets. We expect our highly selective, stock-focused approach will continue to prosper through accessing companies with a high return on equity, operating in structurally growing industries. We continue to have confidence in the growth drivers that we are accessing in key thematic areas. These areas include sustainable planet, cloud – based data, financial inclusion and digital disruption.

Performance review

For the twelve-months ended September 30, 2022, Class I shares of Martin Currie Emerging Markets Fund returned -34.69%. The Fund’s unmanaged benchmark, the MSCI Emerging Markets Index (NR), returned -28.11% for the same period. The Lipper Emerging Markets Funds Category Averageii returned -30.81% over the same time frame.

4	Martin Currie Emerging Markets Fund 2022 Annual Report

Performance Snapshot as of September 30, 2022 (unaudited)
(excluding sales charges)	6 months	12 months
Martin Currie Emerging Markets Fund:
Class A	-24.33%	-34.88%
Class C	-24.69%	-35.37%
Class FI	-24.41%	-34.90%
Class I	-24.27%	-34.69%
Class IS	-24.25%	-34.66%
MSCI Emerging Markets Index (NR)	-21.70%	-28.11%
Lipper Emerging Markets Funds Category Average	-21.32%	-30.81%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated January 28, 2022, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 1.22%, 1.97%, 1.26%, 0.94% and 0.86%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses to average net assets will not exceed 1.30% for Class A shares, 2.05% for Class C shares, 1.30% for Class FI shares, 0.95% for Class I shares and 0.85% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense

Martin Currie Emerging Markets Fund 2022 Annual Report	5

Fund overview (cont’d)

cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. For the second year in a row, the Indian retailer Titan Industries has delivered strong performance. Titan, a luxury Indian jewelry and watch retailer, was supported by a positive macroeconomic backdrop in India. Delivering strong sales numbers in July, the company posted similarly supportive results in August. A combination of higher-than-expected margins and guidance that expected continued strong growth helped drive performance. ICICI Bank was also supported by the positive economic backdrop in India, as well as a supportive shift in loan demand from several areas. Underlining this, ICICI posted positive results over the reporting period, demonstrating best-in-class fundamentals and extremely strong loan growth and pre-provision operating profit. Finally, Bank Rakyat Indonesia Persero also benefitted from a supportive domestic macroeconomic environment, where prudent central bank policy has helped support performance.

At the sector level, consumer discretionary was the strongest sector for the portfolio’s relative returns. India was a notable contributor from a regional level.

Q. What were the leading detractors from performance?

A. On the other side, Sea was impacted by broader weakness in the technology/e-commerce industry, where the market remains concerned following a decline in digital entertainment users seen during the first half of 2022. This was reflected in weaker results from the company, and concerns were exacerbated by Tencent reducing its stake in the company. OTP Bank, Hungary’s largest commercial bank, was an underperformer during the reporting period, in part due to its exposure to the Russia-Ukraine region. At the start of 2022, roughly 15% of its profits before tax came from Russia and Ukraine. This detracted from performance given the negative sentiment relating to its exposure to the region. Finally, TCS Group Holdings, a Russian digital bank, suffered during the early parts of this year amidst the broad selloff of Russian equities and negative investor sentiment, state-related sanctions, the closure of Russian exchanges and the decision by many global market participants (including Clearstream, one of the largest clearing houses) not to engage in trades of Russia-related securities. During March, Russia was stripped of its ‘emerging market’ status, and companies including TCS Group were removed from the MSCI Emerging Markets Index at a price of effectively zero. We had succeeded in partially exiting our holding in the stock prior to trading being suspended.

At the sector level, financials was the largest drag on relative returns. At the country level, China was the largest detractor from performance.

6	Martin Currie Emerging Markets Fund 2022 Annual Report

Q. Were there any significant changes to the Fund during the reporting period?

A. As bottom-up stock pickers with a long-term view, our principal focus is on business fundamentals and whether the market is pricing these correctly. We prefer high-quality businesses with sustainable growth prospects at attractive valuations. We believe the long-term outlook for many emerging markets businesses remains bright, with earnings likely to benefit from stronger economic growth, continued productivity improvements and supportive monetary conditions, and the Fund remains positioned to benefit from these trends.

Thank you for your investment in Martin Currie Emerging Markets Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Martin Currie Inc.

October 24, 2022

RISKS: Equity securities are subject to market and price fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The Fund may be significantly overweight or underweight in certain companies, industries or market sectors, which may cause the Fund’s performance to be more sensitive to developments affecting those companies, industries or sectors. International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. The Fund’s environmental, social and governance (“ESG”) investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, may underperform funds that are not subject to such criteria. The Fund’s ESG investment strategy may result in the Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds screened for different ESG standards. In addition, the subadviser may be unsuccessful in creating a portfolio composed of companies that exhibit positive ESG characteristics. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund. As a non-diversified fund, the Fund can invest a larger percentage of its assets in a small number of issuers than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. In addition to the Fund’s operating expenses, the Fund will indirectly bear the operating expenses of any underlying funds it invests in. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Martin Currie Emerging Markets Fund 2022 Annual Report	7

Fund overview (cont’d)

Portfolio holdings and breakdowns are as of September 30, 2022 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2022 were: Taiwan Semiconductor Manufacturing Co. Ltd. (8.3%), Samsung Electronics Co. Ltd. (7.3%), Tencent Holdings Ltd. (6.1%), ICICI Bank Ltd. (4.3%), Reliance Industries Ltd. (3.1%), Alibaba Group Holding Ltd. (3.1%), Titan Co. Ltd. (3.0%), Meituan (2.8%), SK Hynix Inc. (2.7%) and Bank Rakyat Indonesia Persero Tbk PT (2.6%). Please refer to pages 15 through 18 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2022 were: information technology (26.5%), financials (26.2%), consumer discretionary (14.1%), communication services (8.9%) and materials (6.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The MSCI Emerging Markets Index (NR) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Net Returns (NR) include income net of tax withholding when dividends are paid.

ii

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 802 funds for the six-month period and among the 767 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

8	Martin Currie Emerging Markets Fund 2022 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2022 and September 30, 2021. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Martin Currie Emerging Markets Fund 2022 Annual Report	9

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2022 and held for the six months ended September 30, 2022.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-24.33%	$1,000.00	$756.70	1.24%	$5.46	Class A	5.00%	$1,000.00	$1,018.85	1.24%	$6.28
Class C	-24.69	1,000.00	753.10	1.95	8.57	Class C	5.00	1,000.00	1,015.29	1.95	9.85
Class FI	-24.41	1,000.00	755.90	1.28	5.63	Class FI	5.00	1,000.00	1,018.65	1.28	6.48
Class I	-24.27	1,000.00	757.30	0.96	4.23	Class I	5.00	1,000.00	1,020.26	0.96	4.86
Class IS	-24.25	1,000.00	757.50	0.85	3.74	Class IS	5.00	1,000.00	1,020.81	0.85	4.31

10	Martin Currie Emerging Markets Fund 2022 Annual Report

[1]	For the six months ended September 30, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Martin Currie Emerging Markets Fund 2022 Annual Report	11

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 9/30/22	-34.88%	-35.37%	-34.90%	-34.69%	-34.66%
Five Years Ended 9/30/22	N/A	N/A	-2.52	-2.20	-2.12
Inception* through 9/30/22	-3.34	-4.07	1.35	1.67	1.81

With sales charges[2]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 9/30/22	-38.61%	-36.02%	-34.90%	-34.69%	-34.66%
Five Years Ended 9/30/22	N/A	N/A	-2.52	-2.20	-2.12
Inception* through 9/30/22	-4.70	-4.07	1.35	1.67	1.81

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 7/16/18 through 9/30/22)	-13.33%
Class C (Inception date of 7/16/18 through 9/30/22)	-16.05
Class FI (Inception date of 5/29/15 through 9/30/22)	10.35
Class I (Inception date of 5/29/15 through 9/30/22)	12.96
Class IS (Inception date of 5/29/15 through 9/30/22)	14.08

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.50% (5.75% prior to August 15, 2022). Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, I and IS shares are July 16, 2018, July 16, 2018, May 29, 2015, May 29, 2015, and May 29, 2015, respectively.

12	Martin Currie Emerging Markets Fund 2022 Annual Report

Historical performance

Value of $10,000 invested in

Class FI Shares of Martin Currie Emerging Markets Fund vs. MSCI Emerging Markets Index (NR)† — May 29, 2015 - September 30, 2022

Value of $1,000,000 invested in

Class I and Class IS Shares of Martin Currie Emerging Markets Fund vs. MSCI Emerging Markets Index (NR)† — May 29, 2015 - September 30, 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

Martin Currie Emerging Markets Fund 2022 Annual Report	13

Fund performance (unaudited) (cont’d)

†

Hypothetical illustration of $10,000 invested in Class FI shares and $1,000,000 invested in Class I and Class IS shares of Martin Currie Emerging Markets Fund on May 29, 2015 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2022. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the MSCI Emerging Markets Index (NR). The MSCI Emerging Markets Index (NR) (the “Index”) is a free float adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Index is calculated assuming the minimum possible dividend reinvestment. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class FI, I and IS shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

14	Martin Currie Emerging Markets Fund 2022 Annual Report

Schedule of investments

September 30, 2022

Martin Currie Emerging Markets Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Common Stocks — 100.2%
Communication Services — 8.9%
Diversified Telecommunication Services — 1.5%
Telkom Indonesia Persero Tbk PT	26,455,800	$7,710,436	(a)
Entertainment — 0.5%
Sea Ltd., ADR	45,724	2,562,830	*
Interactive Media & Services — 6.9%
NAVER Corp.	33,476	4,459,547	(a)
Tencent Holdings Ltd.	942,200	31,824,048	(a)
Total Interactive Media & Services		36,283,595
Total Communication Services		46,556,861
Consumer Discretionary — 14.1%
Auto Components — 0.8%
Minth Group Ltd.	2,014,000	4,422,766	(a)
Automobiles — 1.8%
Brilliance China Automotive Holdings Ltd.	2,088,000	515,194	*(a)(b)
Maruti Suzuki India Ltd.	81,814	8,831,548	(a)
Total Automobiles		9,346,742
Internet & Direct Marketing Retail — 8.5%
Alibaba Group Holding Ltd.	303,640	3,030,127	*(a)
Alibaba Group Holding Ltd., ADR	199,777	15,980,162	*
JD.com Inc., ADR	189,868	9,550,361
JD.com Inc., Class A Shares	37,371	942,802	(a)
Meituan, Class B Shares	708,200	14,883,856	*(a)
Total Internet & Direct Marketing Retail		44,387,308
Textiles, Apparel & Luxury Goods — 3.0%
Titan Co. Ltd.	490,208	15,587,331	(a)
Total Consumer Discretionary		73,744,147
Consumer Staples — 2.8%
Food & Staples Retailing — 2.3%
Robinsons Retail Holdings Inc.	3,118,475	2,909,690
Wal-Mart de Mexico SAB de CV	2,633,600	9,249,213
Total Food & Staples Retailing		12,158,903
Personal Products — 0.5%
LG H&H Co. Ltd.	5,421	2,376,127	(a)
Total Consumer Staples		14,535,030

See Notes to Financial Statements.

Martin Currie Emerging Markets Fund 2022 Annual Report	15

Schedule of investments (cont’d)

September 30, 2022

Martin Currie Emerging Markets Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Energy — 5.2%
Oil, Gas & Consumable Fuels — 5.2%
Cosan SA	3,304,852	$10,629,489
Reliance Industries Ltd.	565,501	16,412,014	(a)
Total Energy		27,041,503
Financials — 26.2%
Banks — 20.0%
Al Rajhi Bank	551,304	11,802,428	*(a)
Bank Rakyat Indonesia Persero Tbk PT	46,638,900	13,649,931	(a)
China Merchants Bank Co. Ltd., Class H Shares	2,079,000	9,621,324	(a)
Credicorp Ltd.	71,417	8,770,008
Grupo Financiero Banorte SAB de CV, Class O Shares	906,900	5,809,438
HDFC Bank Ltd., ADR	231,539	13,526,508
ICICI Bank Ltd., ADR	1,082,286	22,695,537
Kotak Mahindra Bank Ltd.	460,017	10,209,842	(a)
OTP Bank Nyrt	190,314	3,471,912	(a)
Ping An Bank Co. Ltd., Class A Shares	2,945,100	4,907,172	(a)
Total Banks		104,464,100
Capital Markets — 1.7%
B3 SA - Brasil Bolsa Balcao	3,729,100	9,090,560
Insurance — 4.5%
AIA Group Ltd.	1,587,400	13,216,545	(a)
Ping An Insurance Group Co. of China Ltd., Class H Shares	2,075,500	10,354,244	(a)
Total Insurance		23,570,789
Total Financials		137,125,449
Health Care — 2.8%
Health Care Providers & Services — 0.8%
Odontoprev SA	2,474,300	4,059,350
Life Sciences Tools & Services — 1.0%
Wuxi Biologics Cayman Inc.	909,500	5,414,114	*(a)
Pharmaceuticals — 1.0%
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H Shares	2,144,500	5,177,025	(a)
Total Health Care		14,650,489
Industrials — 5.6%
Electrical Equipment — 4.2%
Contemporary Amperex Technology Co. Ltd., Class A Shares	174,300	9,813,926	(a)
LG Energy Solution Ltd.	4,930	1,453,651	*(a)
WEG SA	1,785,600	10,608,967
Total Electrical Equipment		21,876,544

See Notes to Financial Statements.

16	Martin Currie Emerging Markets Fund 2022 Annual Report

Martin Currie Emerging Markets Fund

(Percentages shown based on Fund net assets)

Security	Shares	Value
Machinery — 1.4%
Shenzhen Inovance Technology Co. Ltd., Class A Shares	522,000	$4,222,164	(a)
Wuxi Lead Intelligent Equipment Co. Ltd., Class A Shares	452,280	3,001,402	(a)
Total Machinery		7,223,566
Total Industrials		29,100,110
Information Technology — 26.5%
Electronic Equipment, Instruments & Components — 2.9%
Delta Electronics Inc.	1,101,367	8,748,298	(a)
Samsung SDI Co. Ltd.	16,715	6,287,239	(a)
Total Electronic Equipment, Instruments & Components		15,035,537
IT Services — 3.1%
EPAM Systems Inc.	28,731	10,406,081	*
Globant SA	32,033	5,992,734	*
Total IT Services		16,398,815
Semiconductors & Semiconductor Equipment — 13.2%
Globalwafers Co. Ltd.	702,000	8,007,307	(a)
SK Hynix Inc.	242,124	13,849,546	(a)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	629,241	43,140,763
Xinyi Solar Holdings Ltd.	3,840,000	4,032,524	(a)
Total Semiconductors & Semiconductor Equipment		69,030,140
Technology Hardware, Storage & Peripherals — 7.3%
Samsung Electronics Co. Ltd.	1,035,248	38,013,533	(a)
Total Information Technology		138,478,025
Materials — 6.8%
Chemicals — 4.1%
Asian Paints Ltd.	214,787	8,780,842	(a)
LG Chem Ltd.	24,405	9,011,188	(a)
Orbia Advance Corp. SAB de CV	2,322,225	3,908,907
Total Chemicals		21,700,937
Construction Materials — 1.1%
UltraTech Cement Ltd.	75,293	5,759,386	(a)
Metals & Mining — 1.6%
Antofagasta PLC	662,798	8,121,779	(a)
Total Materials		35,582,102
Utilities — 1.3%
Gas Utilities — 1.3%
ENN Energy Holdings Ltd.	513,600	6,847,922	(a)
Total Investments — 100.2% (Cost — $676,544,756)		523,661,638
Liabilities in Excess of Other Assets — (0.2)%		(1,204,243)
Total Net Assets — 100.0%		$522,457,395

See Notes to Financial Statements.

Martin Currie Emerging Markets Fund 2022 Annual Report	17

Schedule of investments (cont’d)

September 30, 2022

Martin Currie Emerging Markets Fund

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	Security is valued using significant unobservable inputs (Note 1).

Abbreviation(s) used in this schedule:

ADR — American Depositary Receipts

Summary of Investments by Country** (unaudited)
China	27.6%
India	19.4
South Korea	14.4
Taiwan	11.4
Brazil	6.6
Indonesia	4.1
Mexico	3.6
United States	3.1
Hong Kong	2.5
Saudi Arabia	2.3
Peru	1.7
Chile	1.5
Hungary	0.7
Philippines	0.6
Singapore	0.5
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2022 and are subject to change.

See Notes to Financial Statements.

18	Martin Currie Emerging Markets Fund 2022 Annual Report

Statement of assets and liabilities

September 30, 2022

Assets:
Investments, at value (Cost — $676,544,756)	$523,661,638
Foreign currency, at value (Cost — $81,639)	81,370
Cash	1,342,305
Dividends receivable	849,336
Receivable for Fund shares sold	583,855
Prepaid expenses	75,723
Total Assets	526,594,227

Liabilities:
Payable for Fund shares repurchased	3,018,582
Accrued foreign capital gains tax	568,436
Investment management fee payable	248,556
Trustees’ fees payable	9,151
Service and/or distribution fees payable	4,215
Accrued expenses	287,892
Total Liabilities	4,136,832
Total Net Assets	$522,457,395

Net Assets:
Par value (Note 7)	$494
Paid-in capital in excess of par value	748,809,675
Total distributable earnings (loss)	(226,352,774)
Total Net Assets	$522,457,395

See Notes to Financial Statements.

Martin Currie Emerging Markets Fund 2022 Annual Report	19

Statement of assets and liabilities (cont’d)

September 30, 2022

Net Assets:
Class A	$5,894,290
Class C	$3,028,074
Class FI	$948,797
Class I	$357,980,356
Class IS	$154,605,878

Shares Outstanding:
Class A	562,801
Class C	295,393
Class FI	90,346
Class I	33,854,652
Class IS	14,557,764

Net Asset Value:
Class A (and redemption price)	$10.47
Class C*	$10.25
Class FI (and redemption price)	$10.50
Class I (and redemption price)	$10.57
Class IS (and redemption price)	$10.62
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.50%; 5.75% prior to August 15, 2022)	$11.08

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

20	Martin Currie Emerging Markets Fund 2022 Annual Report

Statement of operations

For the Year Ended September 30, 2022

Investment Income:
Dividends	$12,341,316
Less: Foreign taxes withheld	(1,174,638)
Total Investment Income	11,166,678

Expenses:
Investment management fee (Note 2)	4,733,063
Transfer agent fees (Note 5)	470,829
Registration fees	172,138
Custody fees	166,884
Fund accounting fees	82,627
Service and/or distribution fees (Notes 2 and 5)	53,067
Trustees’ fees	47,118
Legal fees	44,898
Audit and tax fees	44,180
Shareholder reports	18,429
Fees recaptured by investment manager (Note 2)	4,875
Insurance	2,870
Commitment fees (Note 8)	1,991
Interest expense	876
Miscellaneous expenses	29,809
Total Expenses	5,873,654
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(57,247)
Net Expenses	5,816,407
Net Investment Income	5,350,271

Realized and Unrealized Loss on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Loss From:
Investment transactions	(70,415,437)	†
Foreign currency transactions	(437,079)
Net Realized Loss	(70,852,516)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(202,015,631)	‡
Foreign currencies	(10,505)
Change in Net Unrealized Appreciation (Depreciation)	(202,026,136)
Net Loss on Investments and Foreign Currency Transactions	(272,878,652)
Decrease in Net Assets From Operations	$(267,528,381)

†	Net of foreign capital gains tax of $1,273,811.

‡	Net of change in accrued foreign capital gains tax of $(1,640,073).

See Notes to Financial Statements.

Martin Currie Emerging Markets Fund 2022 Annual Report	21

Statements of changes in net assets

For the Years Ended September 30,	2022	2021

Operations:
Net investment income	$5,350,271	$1,792,330
Net realized gain (loss)	(70,852,516)	4,784,281
Change in net unrealized appreciation (depreciation)	(202,026,136)	5,215,339
Increase (Decrease) in Net Assets From Operations	(267,528,381)	11,791,950

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(1,350,006)	(1,400,015)
Decrease in Net Assets From Distributions to Shareholders	(1,350,006)	(1,400,015)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	517,078,659	509,753,529
Reinvestment of distributions	1,149,451	1,302,574
Cost of shares repurchased	(329,515,059)	(142,306,204)
Increase in Net Assets From Fund Share Transactions	188,713,051	368,749,899
Increase (Decrease) in Net Assets	(80,165,336)	379,141,834

Net Assets:
Beginning of year	602,622,731	223,480,897
End of year	$522,457,395	$602,622,731

See Notes to Financial Statements.

22	Martin Currie Emerging Markets Fund 2022 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2022	2021	2020	2019	2018[2]

Net asset value, beginning of year	$16.10	$13.86	$12.02	$11.70	$12.54

Income (loss) from operations:
Net investment income	0.07	0.03	0.06	0.36	0.01
Net realized and unrealized gain (loss)	(5.69)	2.26	2.09	0.06	(0.85)
Total income (loss) from operations	(5.62)	2.29	2.15	0.42	(0.84)

Less distributions from:
Net investment income	(0.01)	(0.05)	(0.31)	(0.10)	—
Total distributions	(0.01)	(0.05)	(0.31)	(0.10)	—

Net asset value, end of year	$10.47	$16.10	$13.86	$12.02	$11.70
Total return[3]	(34.88)%	16.55%	18.05%	3.68%	(6.70)%

Net assets, end of year (000s)	$5,894	$3,497	$646	$201	$47

Ratios to average net assets:
Gross expenses	1.23%	1.22%	1.36%	1.32%[4]	1.49%[5]
Net expenses[6,7]	1.23	1.21	1.27	1.18 [4]	1.15 [5]
Net investment income	0.54	0.16	0.51	3.08	0.25 [5]

Portfolio turnover rate	25%	23%	21%	18%	23%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 16, 2018 (inception date) to September 30, 2018.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

[8]	For the year ended September 30, 2018.

See Notes to Financial Statements.

Martin Currie Emerging Markets Fund 2022 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class C Shares[1]	2022	2021	2020	2019	2018[2]

Net asset value, beginning of year	$15.87	$13.72	$11.96	$11.68	$12.54

Income (loss) from operations:
Net investment income (loss)	(0.03)	(0.10)	(0.01)	0.30	(0.01)
Net realized and unrealized gain (loss)	(5.59)	2.25	2.05	0.04	(0.85)
Total income (loss) from operations	(5.62)	2.15	2.04	0.34	(0.86)

Less distributions from:
Net investment income	—	—	(0.28)	(0.06)	—
Total distributions	—	—	(0.28)	(0.06)	—

Net asset value, end of year	$10.25	$15.87	$13.72	$11.96	$11.68
Total return[3]	(35.37)%	15.60%	17.20%	2.95%	(6.86)%

Net assets, end of year (000s)	$3,028	$3,792	$931	$136	$47

Ratios to average net assets:
Gross expenses	1.96%	1.97%	2.07%	2.07%[4]	2.23%[5]
Net expenses[6,7]	1.96	1.97	1.98	1.93 [4]	1.90 [5]
Net investment income (loss)	(0.19)	(0.61)	(0.08)	2.55	(0.49) [5]

Portfolio turnover rate	25%	23%	21%	18%	23%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 16, 2018 (inception date) to September 30, 2018.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

[8]	For the year ended September 30, 2018.

See Notes to Financial Statements.

24	Martin Currie Emerging Markets Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class FI Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$16.13	$13.88	$12.02	$11.70	$12.30

Income (loss) from operations:
Net investment income	0.07	0.01	0.05	0.27	0.10
Net realized and unrealized gain (loss)	(5.70)	2.27	2.09	0.13	(0.70)
Total income (loss) from operations	(5.63)	2.28	2.14	0.40	(0.60)

Less distributions from:
Net investment income	—	(0.03)	(0.28)	(0.08)	(0.00)	[2]
Total distributions	—	(0.03)	(0.28)	(0.08)	(0.00)	[2]

Net asset value, end of year	$10.50	$16.13	$13.88	$12.02	$11.70
Total return[3]	(34.90)%	16.44%	17.95%	3.48%	(4.87)%

Net assets, end of year (000s)	$949	$2,220	$652	$416	$363

Ratios to average net assets:
Gross expenses	1.27%	1.27%[4]	1.41%[4]	1.43%[4]	1.50%[4]
Net expenses[5,6]	1.27	1.26 [4]	1.30 [4]	1.30 [4]	1.30	[4]
Net investment income	0.48	0.07	0.39	2.35	0.79

Portfolio turnover rate	25%	23%	21%	18%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Martin Currie Emerging Markets Fund 2022 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$16.23	$13.96	$12.09	$11.76	$12.33

Income (loss) from operations:
Net investment income	0.12	0.07	0.12	0.45	0.14
Net realized and unrealized gain (loss)	(5.75)	2.29	2.08	(0.01) [2]	(0.71)
Total income (loss) from operations	(5.63)	2.36	2.20	0.44	(0.57)

Less distributions from:
Net investment income	(0.03)	(0.09)	(0.33)	(0.11)	(0.00)	[3]
Total distributions	(0.03)	(0.09)	(0.33)	(0.11)	(0.00)	[3]

Net asset value, end of year	$10.57	$16.23	$13.96	$12.09	$11.76
Total return[4]	(34.69)%	16.88%	18.34%	3.85%	(4.60)%

Net assets, end of year (000s)	$357,980	$365,083	$49,830	$14,207	$4,341

Ratios to average net assets:
Gross expenses	0.96%	0.95%[5]	1.09%[5]	1.14%[5]	1.35%[5]
Net expenses[6,7]	0.95	0.95 [5]	0.95 [5]	0.95 [5]	0.95	[5]
Net investment income	0.84	0.43	0.98	3.86	1.17

Portfolio turnover rate	25%	23%	21%	18%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

See Notes to Financial Statements.

26	Martin Currie Emerging Markets Fund 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class IS Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$16.29	$14.01	$12.12	$11.78	$12.36

Income (loss)from operations:
Net investment income	0.13	0.08	0.11	0.33	0.14
Net realized and unrealized gain (loss)	(5.76)	2.29	2.12	0.12	(0.70)
Total income (loss) from operations	(5.63)	2.37	2.23	0.45	(0.56)

Less distributions from:
Net investment income	(0.04)	(0.09)	(0.34)	(0.11)	(0.02)
Total distributions	(0.04)	(0.09)	(0.34)	(0.11)	(0.02)

Net asset value, end of year	$10.62	$16.29	$14.01	$12.12	$11.78
Total return[2]	(34.66)%	16.94%	18.54%	3.95%	(4.60)%

Net assets, end of year (millions)	$155	$228	$171	$143	$110

Ratios to average net assets:
Gross expenses	0.85%[3]	0.86%	0.94%[3]	0.97%[3]	1.08%[3]
Net expenses[4,5]	0.85 [3]	0.85	0.85 [3]	0.85 [3]	0.85 [3]
Net investment income	0.90	0.44	0.88	2.84	1.06

Portfolio turnover rate	25%	23%	21%	18%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

See Notes to Financial Statements.

Martin Currie Emerging Markets Fund 2022 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

Martin Currie Emerging Markets Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. This may include using an independent third party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time).

28	Martin Currie Emerging Markets Fund 2022 Annual Report

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Martin Currie Emerging Markets Fund 2022 Annual Report	29

Notes to financial statements (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)*	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks:
Communication Services	$2,562,830	$43,994,031	—	$46,556,861
Consumer Discretionary	25,530,523	47,698,430	$515,194	73,744,147
Consumer Staples	12,158,903	2,376,127	—	14,535,030
Energy	10,629,489	16,412,014	—	27,041,503
Financials	59,892,051	77,233,398	—	137,125,449
Health Care	4,059,350	10,591,139	—	14,650,489
Industrials	10,608,967	18,491,143	—	29,100,110
Information Technology	59,539,578	78,938,447	—	138,478,025
Materials	3,908,907	31,673,195	—	35,582,102
Utilities	—	6,847,922	—	6,847,922
Total Investments	$188,890,598	$334,255,846	$515,194	$523,661,638

*

As a result of the fair value pricing procedures for international equities utilized by the Fund, which account for events occurring after the close of the principal market of the security but prior to the calculation of the Fund’s net asset value, certain securities were classified as Level 2 within the fair value hierarchy.

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

30	Martin Currie Emerging Markets Fund 2022 Annual Report

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(c) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Martin Currie Emerging Markets Fund 2022 Annual Report	31

Notes to financial statements (cont’d)

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of September 30, 2022, there were $568,436 of capital gains tax liabilities accrued on unrealized gains.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Martin Currie Inc. (“Martin Currie”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, Martin Currie and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

32	Martin Currie Emerging Markets Fund 2022 Annual Report

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.700
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the Fund’s cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays Martin Currie a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class I and Class IS shares did not exceed 1.30%, 2.05%, 1.30%, 0.95% and 0.85%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent.

During the year ended September 30, 2022, fees waived and/or expenses reimbursed amounted to $57,247.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Martin Currie Emerging Markets Fund 2022 Annual Report	33

Notes to financial statements (cont’d)

Pursuant to these arrangements, at September 30, 2022, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires September 30, 2023	$400	$552	$642	$29,516	$144,541
Expires September 30, 2024	77	97	38	7,681	7,178
Expires September 30, 2025	—	—	—	56,151	—
Total fee waivers/expense reimbursements subject to recapture	$477	$649	$680	$93,348	$151,719

For the year ended September 30, 2022, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

Class IS
LMPFA recaptured	$4,875

Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 5.50% (5.75% prior to August 15, 2022) for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by Franklin Distributors, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2022, Franklin Distributors and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, for the year ended September 30, 2022, there were no CDSCs paid to Franklin Distributors and its affiliates.

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by LMPFA or an affiliate of LMPFA in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

34	Martin Currie Emerging Markets Fund 2022 Annual Report

3. Investments

During the year ended September 30, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$357,253,330
Sales	153,888,191

At September 30, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$707,525,994	$24,298,799	$(208,163,155)	$(183,864,356)

4. Derivative instruments and hedging activities

During the year ended September 30, 2022, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$11,097	$5,244
Class C	38,692	4,461
Class FI	3,278	2,160
Class I	—	455,392
Class IS	—	3,572
Total	$53,067	$470,829

Martin Currie Emerging Markets Fund 2022 Annual Report	35

Notes to financial statements (cont’d)

For the year ended September 30, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$6
Class C	6
Class FI	3
Class I	56,827
Class IS	405
Total	$57,247

6. Distributions to shareholders by class

	Year Ended September 30, 2022	Year Ended September 30, 2021
Net Investment Income:
Class A	$1,866	$3,060
Class C	—	—
Class FI	—	1,501
Class I	787,591	471,909
Class IS	560,549	923,545
Total	$1,350,006	$1,400,015

7. Shares of beneficial interest

At September 30, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class A
Shares sold	519,754	$6,784,931	219,775	$3,803,624
Shares issued on reinvestment	73	1,151	127	2,068
Shares repurchased	(174,288)	(2,370,964)	(49,241)	(847,204)
Net increase	345,539	$4,415,118	170,661	$2,958,488

Class C
Shares sold	131,061	$1,884,830	195,133	$3,414,802
Shares issued on reinvestment	—	—	—	—
Shares repurchased	(74,689)	(992,753)	(23,964)	(399,707)
Net increase	56,372	$892,077	171,169	$3,015,095

36	Martin Currie Emerging Markets Fund 2022 Annual Report

	Year Ended September 30, 2022		Year Ended September 30, 2021
	Shares	Amount	Shares	Amount
Class FI
Shares sold	215,342	$2,822,690	100,285	$1,687,302
Shares issued on reinvestment	—	—	91	1,480
Shares repurchased	(262,622)	(3,599,870)	(9,719)	(166,246)
Net increase (decrease)	(47,280)	$(777,180)	90,657	$1,522,536

Class I
Shares sold	29,449,286	$419,606,228	23,194,065	$402,400,677
Shares issued on reinvestment	42,230	671,451	25,593	417,422
Shares repurchased	(18,129,311)	(249,314,066)	(4,295,846)	(74,936,682)
Net increase	11,362,205	$170,963,613	18,923,812	$327,881,417

Class IS
Shares sold	6,218,064	$85,979,980	5,648,131	$98,447,124
Shares issued on reinvestment	29,878	476,849	53,888	881,604
Shares repurchased	(5,685,871)	(73,237,406)	(3,943,604)	(65,956,365)
Net increase	562,071	$13,219,423	1,758,415	$33,372,363

8. Redemption facility

On February 4, 2022, the Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, became a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended September 30, 2022.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$1,350,006	$1,400,015

Martin Currie Emerging Markets Fund 2022 Annual Report	37

Notes to financial statements (cont’d)

As of September 30, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$3,609,355
Deferred capital losses*	(45,473,157)
Other book/tax temporary differences(a)	(46,021)
Unrealized appreciation (depreciation)(b)	(184,442,951)
Total distributable earnings (loss) — net	$(226,352,774)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

10. Recent accounting pronouncements

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management is currently evaluating the impact, if any, of applying this ASU.

*  *  *

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

38	Martin Currie Emerging Markets Fund 2022 Annual Report

11. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.

Martin Currie Emerging Markets Fund 2022 Annual Report	39

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of Martin Currie Emerging Markets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Martin Currie Emerging Markets Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statement of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 17, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

40	Martin Currie Emerging Markets Fund 2022 Annual Report

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Global Asset Management Trust (the “Trust”) held on May 4 and 5, 2022, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Martin Currie Emerging Markets Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement pursuant to which Martin Currie Inc. (“Martin Currie”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company, LLC (“Western Asset” and, together with Martin Currie, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Agreements and asked questions and requested additional information from management. Throughout the year, the Board (including its various committees) had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Agreements. Prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management, advisory and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the May 2022 meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Independent Trustees also reviewed the

Martin Currie Emerging Markets Fund	41

Board approval agreements of management and subadvisory agreements (unaudited) (cont’d)

proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Agreements was in the best interests of the Fund and its shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the fund complex overseen by the Trustees, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

42	Martin Currie Emerging Markets Fund

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities among the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. The Board considered management’s periodic reports to the Board on, among other things, its business plans, any organizational changes and portfolio manager compensation.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. The Board also considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds (including the Fund) classified as emerging markets funds by Lipper, showed, among other data, that the performance of the Fund’s Class I shares for the 1-, 3- and 5-year periods ended December 31, 2021 and since inception of the Fund’s Class I shares (May 29, 2015) through December 31, 2021 was above the median performance of the funds in the Performance Universe for the since inception, 3-and 5-year periods and below the median performance of the funds in the Performance Universe for the 1-year period, and ranked in the first quintile of the funds in the Performance Universe for the since inception and 5-year periods. The Board noted the explanations from the Manager and Martin Currie concerning the reasons for the Fund’s relative performance versus the peer group for the various periods.

Martin Currie Emerging Markets Fund	43

Board approval agreements of management and subadvisory agreements (unaudited) (cont’d)

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and each Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee payable by the Fund to the Manager (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers, respectively. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager, not the Fund.

The Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful, they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadvisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional separate and commingled accounts and retail managed accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts, and the differences in the degree of entrepreneurial and other risks borne by the Manager in managing the Fund and in managing other types of accounts.

The Board considered the overall management fee, the fees of each of the Subadvisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees, in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

44	Martin Currie Emerging Markets Fund

The Board also received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee as well as its actual total expense ratio with those of a group of institutional funds consisting of 16 emerging markets funds (including the Fund) selected by Broadridge to be comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Broadridge consisting of all institutional emerging markets funds (including the Fund) (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was below the median of management fees payable by the funds in the Expense Group and that the Fund’s Actual Management Fee was approximately equivalent to the median of management fees paid by the funds in the Expense Group and below the median of management fees paid by the funds in the Expense Universe. This information also showed that the Fund’s actual total expense ratio was below the median of the total expense ratios of the funds in the Expense Group and below the median of the actual total expense ratios of the funds in the Expense Universe. The Board also considered that the current limitation on the Fund’s expenses is expected to continue until and expire on December 31, 2023.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason Funds complex as a whole. The Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale with respect to the management of the Fund as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the blended rate of the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered.

Martin Currie Emerging Markets Fund	45

Board approval agreements of management and subadvisory agreements (unaudited) (cont’d)

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders, including the recent appointment of an affiliate of the Manager as the transfer agent of the Fund.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager, the Subadvisers and their affiliates received were reasonable.

46	Martin Currie Emerging Markets Fund

Statement regarding liquidity risk management program (unaudited)

Each Fund has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP for the Franklin Templeton and Legg Mason Funds is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) is the appointed Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for Franklin Templeton and Legg Mason products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

Martin Currie Emerging Markets Fund	47

Statement regarding liquidity risk management program (unaudited) (cont’d)

Each Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

At meetings of the Funds’ Board of Trustees/Directors held in May 2022, the Program Administrator provided a written report to the Board addressing the adequacy and effectiveness of the program for the year ended December 31, 2021. The Program Administrator report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund.

48	Martin Currie Emerging Markets Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Martin Currie Emerging Markets Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 877-6LM-FUND/656-3863.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

Martin Currie Emerging Markets Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

50	Martin Currie Emerging Markets Fund

Independent Trustees† (cont’d)

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	None

Martin Currie Emerging Markets Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 59 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 130 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	130
Other board memberships held by Trustee during the past five years	None

52	Martin Currie Emerging Markets Fund

Additional Officers

Ted P. Becker

Franklin Templeton

280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Susan Kerr

Franklin Templeton

280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Martin Currie Emerging Markets Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Thomas C. Mandia

Franklin Templeton

100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci
Franklin Templeton
280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2010 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton
280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

54	Martin Currie Emerging Markets Fund

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Fund is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Fund hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended September 30, 2022:

	Pursuant to:	Amount Reported
Qualified Dividend Income Earned (QDI)	§854(b)(1)(B)	$8,277,510

Under Section 853 of the Internal Revenue Code, the Fund intends to elect to pass through to its shareholders the following amounts, or amounts as finally determined, of foreign taxes paid and foreign source income earned by the Fund during the fiscal year ended September 30, 2022:

Foreign Taxes Paid	$1,174,638
Foreign Source Income Earned	$11,004,772

Martin Currie Emerging Markets Fund	55

Martin Currie

Emerging Markets Fund

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Martin Currie Inc.

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent#

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

#	Effective February 22, 2022, Franklin Templeton Investor Services, LLC replaced BNY Mellon Investment Servicing (US) Inc. as Transfer Agent.

Martin Currie Emerging Markets Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Martin Currie Emerging Markets Fund

Legg Mason Funds

100 International Drive

Baltimore, MD 21202

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 877-6LMFUND/656-3863.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 877-6LM-FUND/656- 3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders ofMartin Currie EmergingMarkets Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

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Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

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Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans

Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

MCXX211453 11/22 SR22-4532

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2021 and September 30, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $322,330 in September 30, 2021 and $279,112 in September 30, 2022.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2021 and $0 in September 30, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $80,500 in September 30, 2021 and $70,500 in September 30, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

(d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in September 30, 2021 and $0 in September 30, 2022, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2021 and September 30, 2022; Tax Fees were 100% and 100% for September 30, 2021 and September 30, 2022; and Other Fees were 100% and 100% for September 30, 2021 and September 30, 2022.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $1,124,357 in September 30, 2021 and $1,253,103 in September 30, 2022.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Howard J. Johnson

Arnold L. Lehman

Robin J. W. Masters

Jerome H. Miller

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date: November 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 23, 2022

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	November 23, 2022